Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill [Text Block]

11Goodwill

Accounting policies

The measurement of goodwill at initial recognition is described in the Acquisitions and divestments note. Goodwill is subsequently measured at cost less accumulated impairment losses.

Goodwill is not amortized but tested for impairment annually and whenever impairment indicators require. Internal or external sources of information are considered to assess if there are indicators that an asset or a CGU may be impaired. In most cases the company identifies its cash-generating units for goodwill at one level below that of an operating segment. Cash flows at this level are substantially independent from other cash flows and this is the lowest level at which goodwill is monitored by the Executive Committee. An impairment loss is recognized in the Consolidated statements of income whenever and to the extent that the carrying amount of a cash-generating unit exceeds the unit’s recoverable amount, whichever is the greater, its value in use or its fair value less cost of disposal. Value in use is measured as the present value of future cash flows expected to be generated by the asset. Fair value less cost of disposal is measured as the amount obtained from the sale of an asset in an arm’s length transaction, less costs of disposal.

Accounting estimates and judgments
The cash flow projections used in the value in use calculations for goodwill impairment testing contain various judgments and estimations as described in the key assumptions sections below.

The changes in 2021 and 2022 were as follows:

Philips Group

Goodwill

in millions of EUR

	2021	2022
Balance as of January 1
Cost	9,094	11,793
Impairments	(1,080)	(1,156)
Book value	8,014	10,637

Acquisitions	2,095	317
Impairments	(15)	(1,357)
Divestments and transfers to assets classified as held for sale	(189)
Translation differences and other	732	641
Total change	2,622	(399)
Balance as of December 31
Cost	11,793	12,747
Impairments	(1,156)	(2,509)
Book value	10,637	10,238

In 2022, goodwill decreased by EUR 399 million, primarily as a result of goodwill impairments of EUR 1,357 million partially offset by translation differences of EUR 641 million and acquisitions of EUR 317 million (which includes changes in the provisional opening balance sheet position for certain 2021 acquisitions, refer to Acquisitions and divestments).

In 2021, goodwill increased by EUR 2,622 million, primarily as a result of provisional goodwill recognized on new acquisitions of BioTelemetry (EUR 1,776 million) and Capsule Technologies of (EUR 325 million), and translation differences of EUR 732 million. This was partially offset by EUR 15 million of impairment losses primarily related to the PERS CGU and EUR 189 million divested in the period, mostly relating to the Domestic Appliances business. For details on the impact of new acquisitions and the divestment of the Domestic Appliances business, refer to Acquisitions and divestments.

Goodwill reallocations in 2022 and 2021

In 2022 and 2021 there were changes to the CGU structure following internal reorganizations. These resulted in a goodwill reallocation across certain CGUs, none of which had a significant impact on headroom or led to goodwill impairments. These reallocations were performed using a relative value approach. In addition there were also certain CGU movements and/or combinations within businesses that did not result in a reallocation of goodwill, but resulted in changes to the business structure. This did not have a significant impact on headroom or lead to goodwill impairments.

Impairments

During 2022 goodwill impairment charges of EUR 1,357 million were recognized. This relates to the third quarter impairment charge of EUR 1,331 million in the Sleep & Respiratory Care (S&RC) CGU of the Connected Care segment. In addition, as a result of the annual impairment testing a goodwill impairment charge of EUR 27 million was recognized in relation to the Precision Diagnosis Solutions (PDS) CGU which is part of the Diagnosis & Treatment segment. The value in use methodology was used to estimate the recoverable amount for the PDS CGU.

During 2021 an impairment charge of EUR 15 million was recognized. The majority of this related to the PERS CGU which was classified as an asset held for sale as of Q4 2020. The PERS CGU was divested as of June 30, 2021. Prior to the divestment a goodwill impairment of EUR 13 million was recorded to reflect a decrease in the recoverable amount of the CGU, this reduced the goodwill balance of the CGU to zero. The fair value less cost of disposal methodology was used to estimate the recoverable amount for the PERS CGU, this was based on Level 3 inputs. Key assumptions and inputs used in the calculation included the signed purchase agreement for the PERS divestment. The impairment of EUR 13 million was recorded in the Connected Care segment.

Interim goodwill impairment testing

As explained in the accounting policy above, goodwill is tested for impairment annually and whenever impairment indicators require. In the third quarter of 2022, an impairment indicator was noted in relation to the S&RC CGU as a consequence of revisions to the expected future cashflows of the CGU. The drivers of the revised forecast (which form the basis for the future cashflow assumptions) were current assumptions regarding the estimated impact of a consent decree that is currently under discussion with the US Department of Justice (DoJ), acting on behalf of the FDA, along with updates to expected business performance and changes to the pre-tax discount rate. An impairment test was performed in order to determine if the carrying amount of the cash-generating unit exceeded the unit’s recoverable amount, which was determined on a value in use basis. As a result of this test a goodwill impairment charge of EUR 1,331 million was recognized. Following the impairment charge, the estimated recoverable amount, based on the CGU’s value in use, for the S&RC CGU was EUR 1,001 million and equal to its carrying value.

The assumptions used to determine the recoverable amount of the CGU at the interim testing date are presented below:

Philips Group

Key assumptions

- Interim impairment testing

	compound sales growth rate1)
	initial forecast period	extrapolation period2)	used to calculate terminal value3)	pre-tax discount rates
Sleep & Respiratory Care	1.5%	4.3%	2.5%	9.5%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the extrapolation period, after which no further growth is assumed for the terminal value calculation

In addition to the above assumptions, assumptions were made regarding the estimated impact of a consent decree on the business. These assumptions included the expected financial impact of the scope and duration of a consent decree, as well as expected additional costs. These assumptions were determined by management based on discussions held in relation to the consent decree and other available sources of information.

Annual goodwill impairment testing

For impairment testing, goodwill is allocated to cash generating units (typically one level below segment level, i.e. at the business level), which represent the lowest level at which the goodwill is monitored internally for management purposes.

Goodwill allocated to the cash generating units Ambulatory Monitoring & Diagnostics, Hospital Patient Monitoring and Image-Guided Therapy  is considered to be significant in comparison to the total book value of goodwill for the Group as of December 31, 2022. The amounts associated as of December 31, 2022 are presented in the following table:

Philips Group

Goodwill allocated to the cash-generating units

in millions of EUR

	2021	2022
Ambulatory Monitoring & Diagnostics	1,897	2,215
Hospital Patient Monitoring	1,663	1,806
Image-Guided Therapy	2,802	3,154
Sleep & Respiratory Care	2,031	731
Other (units carrying a non-significant goodwill balance)	2,245	2,332
Book value	10,637	10,238

Unless otherwise noted, the basis of the recoverable amount used in the annual impairment tests for the units disclosed further in this note is the value in use. The fair value less cost of disposal methodology was used as a basis for the recoverable amount in the annual impairment test when greater than the value-in-use test. Refer to the ‘key assumptions- general’ section for further detail on the methodology.

Key assumptions - general

Key assumptions used in the value-in-use impairment tests for the units were sales growth rates, EBITA*) in the terminal value and the rates used for discounting the projected cash flows. These cash flow projections were determined using Royal Philips managements’ internal forecasts that cover an initial forecast period from 2023 to 2025. Projections were extrapolated with stable or declining growth rates for an extrapolation period of 4 years (2026-2029), after which a terminal value was calculated per 2030. For the terminal value calculation, growth rates were capped at a historical long-term average growth rate. In the case of the Ambulatory Monitoring & Diagnostics CGU management's internal forecasts were used in the value in use test for a period of 5 years (2023-2027).

The sales growth rates and EBITA*) used to estimate cash flows are based on past performance, external market growth assumptions and industry long-term growth averages. EBITA*) in all units mentioned in this note is expected to increase over the projection period as a result of volume growth and cost efficiencies.

In 2022 there continued to be uncertainty and volatility related to global, industry-wide macroeconomic challenges including global supply chain constraints, COVID lockdown measures in China, inflationary pressures and the Russia-Ukraine war. Where relevant, and to the extent possible, the estimated impact of these factors and the resulting uncertainties have been reflected in the forecasts used for the value-in-use calculations. As was the case in 2021, the company uses scenarios in the business forecasting process and the most reasonable and supportable assumptions which represent management’s best estimate are used as the basis for the value-in-use tests.

The rates used for discounting the projected cash flows in goodwill impairment testing is based on a business weighted cost of capital (WACC), which in turn is based on business-specific inputs along with other inputs as mentioned below. The WACC is based on post-tax cost of equity and cost of debt, and is further calculated based on market data and inputs to accurately capture changes to the time value of money, such as the risk-free interest rate, the beta factor and country risk premium. In order to properly reflect the different risk-profiles of different businesses, a WACC is determined for each business. As such, the beta factor is determined based on a selection of peer companies, which can differ per business. Different businesses have different geographical footprints, resulting in business-specific inputs for variables like country risk. Philips performs the value in use calculation using post-tax cashflows and discount rate, the implicit pre-tax rate discount rate is derived from an iterative calculation for disclosure purposes.

In 2022 the pre-tax discount rates increased for all CGUs primarily due to the impact on the WACC of higher interest rates. As explained above, for S&RC this increased pre-tax discount rate contributed to the impairment charge recognized in the third quarter of 2022.

Key assumptions and sensitivity analysis relating to cash-generating units to which a significant amount of goodwill is allocated

In 2022 cash flow projections of Ambulatory Monitoring & Diagnostics, Hospital Patient Monitoring, Image-Guided Therapy and Sleep & Respiratory Care are based on the key assumptions included in the following table, which were used in the annual impairment test performed in the fourth quarter.

Philips Group

Key assumptions

2022

	compound sales growth rate1)
	initial forecast period	extrapolation period2)	used to calculate terminal value3)	pre-tax discount rates
Ambulatory Monitoring & Diagnostics	15.4%	9.5%	2.5%	8.5%
Hospital Patient Monitoring	4.8%	3.4%	2.5%	8.5%
Image-Guided Therapy	8.7%	5.0%	2.5%	10.6%
Sleep & Respiratory Care	10.0%	5.0%	2.5%	9.9%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the extrapolation period, after which no further growth is assumed for the terminal value calculation

The assumptions used for the 2021 cash flow projections were as follows:

Philips Group

Key assumptions

2021

	compound sales growth rate1)
	initial forecast period	extrapolation period2)	used to calculate terminal value3)	pre-tax discount rates
Ambulatory Monitoring & Diagnostics	24.5%	11.9%	2.5%	7.3%
Hospital Patient Monitoring	5.4%	3.4%	2.5%	7.8%
Image-Guided Therapy	10.2%	5.4%	2.5%	8.9%
Sleep & Respiratory Care	9.2%	5.0%	2.5%	9.2%
1)Compound sales growth rate is the annualized steady nominal growth rate over the forecast period 2)Also referred to later in the text as compound long-term sales growth rate3)The historical long-term growth rate is only applied to the first year after the extrapolation period, after which no further growth is assumed for the terminal value calculation

Impairment tests are performed based on forward looking assumptions, using the most recent available information. By their nature, these assumptions involve risk and uncertainty because they relate to future events and circumstances and there are many factors that could cause actual results and developments to differ materially from the plans, goals and expectations set forth in these assumptions.

In performing the value-in-use test for the S&RC CGU it was necessary for management to make assumptions regarding the estimated impact of a consent decree on the business. These assumptions included the expected financial impact of the scope and duration of a consent decree, as well as expected additional costs. These assumptions were determined by management based on discussions held in relation to the consent decree and other available sources of information. There have been no significant changes to these assumptions since the interim goodwill testing in the third quarter of 2022 (see Interim Goodwill impairment testing section above).

For the Sleep & Respiratory Care CGU, based on the annual goodwill impairment testing performed by management during the fourth quarter of 2022 in accordance with the methodology discussed above, no additional impairment charge was warranted. However, following the interim impairment charge, the annual impairment test indicates that the value in use of the CGU remains sensitive to the assumptions set out above. This means that there is a higher risk that deviations in the mentioned key assumptions could cause the recoverable amount to fall below the level of its carrying value. There continues to be significant uncertainty associated with the initiated voluntary recall notification in the United States and field safety notice outside the United States for certain sleep and respiratory care products, the associated legal matters and the outcome of a consent decree. The legal matters are described in further detail in Contingencies.

Based on the annual impairment test of Sleep & Respiratory Care, it was noted that an increase of 40 basis points in the pre-tax discount rate, a 160 basis points decline in the compound long-term sales growth rate or a 7% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value. Additionally, any significant adverse changes to the assumptions related to the expected financial impact of a consent decree could cause the recoverable amount of the CGU to fall below its carrying value, resulting in impairment.

The results of the annual impairment tests of the Ambulatory Monitoring & Diagnostics CGU indicate that the value in use of the CGUs is sensitive to the assumptions set out above. This means that there is a higher risk that deviations in the mentioned key assumptions could cause the recoverable amount to fall below the level of its carrying value. Based on the annual impairment test of Ambulatory Monitoring & Diagnostics, it was noted that an increase of 40 basis points in the pre-tax discount rate, a 210 basis points decline in the compound long-term sales growth rate or a 8% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value.

The results of the annual impairment test of Hospital Patient Monitoring and Image-Guided Therapy indicate that a reasonably possible change in key assumptions would not cause the value in use to fall to the level of the carrying value.

Additional information relating to cash-generating units to which a non-significant amount relative to the total goodwill is allocated

The results of the annual impairment tests of the Emergency Care CGU indicate that the value in use of the CGU is sensitive to the assumptions set out above. This means that there is a higher risk that deviations in the mentioned key assumptions could cause the recoverable amount to fall below the level of its carrying value. Based on the annual impairment test of Emergency Care, it was noted that an increase of 190 basis points in the pre-tax discount rate, a 900 basis points decline in the compound long-term sales growth rate or a 26% decrease in terminal value would, individually, cause its recoverable amount to fall to the level of its carrying value.

With the exception of those described above, for the cash generating units to which a non-significant amount relative to the total goodwill is allocated, any reasonable change in assumptions would not cause the value in use to fall to the level of the carrying value.

*)The definition of this non-IFRS measure and a reconciliation to the IFRS measure is included in Information by segment and main country